Exhibit 99.1

FOR IMMEDIATE RELEASE

Tower International Reports Third Quarter Results and Increases Outlook for Revenue and Adjusted Earnings Per Share

LIVONIA, Mich., October 30, 2017 – Tower International, Inc. [NYSE: TOWR], a leading global manufacturer of engineered automotive structural metal components and assemblies, today announced third quarter 2017 results and updated its business outlook through 2017.

•	Revenue for the third quarter was $462 million compared with $457 million in the third quarter of 2016.

•	Net income was $14.9 million or 72 cents per diluted share, compared with $18.2 million or 86 cents per share in the third quarter last year. As detailed below, this year’s third quarter included certain items that adversely impacted results by $2.8 million. Excluding these items and comparable items in the third quarter of 2016, adjusted earnings per share of 85 cents, compared with 90 cents a year ago.

•	Adjusted EBITDA for the quarter was $49.2 million slightly ahead of the Company’s outlook but down from $50.1 million a year ago.

•	For the quarter, net cash provided by continuing operating activities amounted to $46.1 million. Cash disbursed for purchases of equipment totaled $32.5 million resulting in Free Cash Flow of $13.6 million.

•	Present outlook for full year revenue of $1.98 billion is expected to be $10 million higher than previous outlook, as favorable foreign exchange is expected to more than offset modest production decreases on Tower contented vehicles in Europe. The Company is raising its outlook for adjusted earnings per share by 10 cents to $3.70 per share and re-affirming its outlook for Adjusted EBITDA of $210 million and positive free cash flow of $55 million.

•	Tower remains committed to having a growing and sustainable dividend and increased the quarterly dividend by 9 percent to 12 cents per share.

“Tower delivered solid financial results in the quarter as revenue and earnings were ahead of our previous outlook,” said CEO Jim Gouin. “We continue to invest in the growth of Tower and continue to benefit from emerging industry trends. With our existing net new business wins and exposure to trucks and SUVs in the North American market we are well positioned to grow our business at a faster pace than the industry over the coming years.”

Tower to Host Conference Call Today at 11 a.m. EDT

Tower will discuss its third quarter 2017 results and other related matters in a conference call at 11 a.m. EDT today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the Company’s website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower’s website www.towerinternational.com. To dial into the conference call, domestic callers should dial (866) 393-4576, international callers should dial (706) 679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and reference Conference I.D. #2170878. A webcast replay will also be available and may be accessed via Tower’s website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: “adjusted EBITDA”, “adjusted earnings per share”, and “free cash flow”. We define adjusted EBITDA as net income/(loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided in this press release. Adjusted earnings per share exclude certain income and expense items described in the reconciliation provided in this press release. Free cash flow is defined as cash provided by continuing operating activities less cash disbursed for purchases of property, plant and equipment. We use adjusted EBITDA, adjusted earnings per share, and free cash flow as supplements to information provided in accordance with generally accepted accounting principles (“GAAP”) in evaluating our business and they are included in this press release because they are principal factors upon which our management assesses performance and in certain instances in measuring performance for compensation purposes. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented above are not measures of performance under GAAP. These measures should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry; and certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding mark to market adjustments of financial instruments, potential gain or loss on our Discontinued Operations, potential restructuring expenses, and expenses related to our long-term incentive compensation programs in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. Consequently, any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors. The magnitude of these items, however, may be significant.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the Company’s projected full year earnings, cash flow and revenues, business growth, Adjusted EBITDA and free cash flow. The forward-looking statements can be identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” “target,” and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements:

•	global automobile production volumes;
•	the financial condition of our customers and suppliers;
•	our ability to make scheduled payments of principal or interest on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;
•	our ability to refinance our indebtedness;
•	risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty in some regions;
•	any increase in the expense and funding requirements of our pension and other postretirement benefits;
•	our customers’ ability to obtain equity and debt financing for their businesses;
•	our dependence on our largest customers;
•	pricing pressure from our customers;
•	work stoppages or other labor issues affecting us or our customers or suppliers;
•	our ability to integrate acquired businesses;
•	our ability to take advantage of emerging secular trends;
•	risks associated with business divestitures; and
•	costs or liabilities relating to environmental and safety regulations.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:

Derek Fiebig

Executive Director, Investor & External Relations

(248) 675-6457

fiebig.derek@towerinternational.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,
	2017	2016	2017	2016

Revenues	$462,372	$457,042	$1,449,887	$1,451,367
Cost of sales	403,619	396,806	1,272,758	1,271,900
Gross profit	58,753	60,236	177,129	179,467
Selling, general, and administrative expenses	29,667	31,223	87,899	96,125
Amortization expense	117	112	333	344
Restructuring and asset impairment charges, net	1,131	1,196	8,379	2,782
Operating income	27,838	27,705	80,518	80,216
Interest expense	5,673	5,598	7,933	18,167
Interest income	64	40	197	108
Other expense	-	-	575	6,481
Income before provision for income taxes and income / (loss) from discontinued operations	22,229	22,147	72,207	55,676
Provision for income taxes	8,002	4,239	22,170	13,770
Income from continuing operations	14,227	17,908	50,037	41,906
Income / (loss) from discontinued operations, net of tax	704	367	1,565	(19,999)
Net income	14,931	18,275	51,602	21,907
Less: Net income attributable to the noncontrolling interests	-	118	110	213
Net income attributable to Tower International, Inc.	$14,931	$18,157	$51,492	$21,694

Weighted average basic shares outstanding	20,522,001	20,830,203	20,485,722	21,039,305
Weighted average diluted shares outstanding	20,787,405	21,182,149	20,804,441	21,372,875

Basic income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$0.69	$0.85	$2.44	$1.98
Income / (loss) per share from discontinued operations	0.03	0.02	0.08	(0.95)
Income per share	0.73	0.87	2.51	1.03

Diluted income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$0.68	$0.84	$2.40	$1.95
Income / (loss) per share from discontinued operations	0.03	0.02	0.08	(0.94)
Income per share	0.72	0.86	2.48	1.02

Dividends declared per share	$0.11	$0.10	$0.33	$0.30

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands - unaudited)

	Sept. 30,	Dec. 31,
	2017	2016

ASSETS
Cash and cash equivalents	$43,597	$62,788
Accounts receivable, net of allowance of $1,533 and $961	272,749	178,251
Inventories	81,127	71,710
Assets held for sale	45,065	102,252
Prepaid tooling, notes receivable, and other	120,500	103,023
Total current assets	563,038	518,024

Property, plant, and equipment, net	514,137	465,569
Goodwill	63,407	56,383
Deferred tax asset	114,399	112,645
Other assets, net	12,112	9,902
Total assets	$1,267,093	$1,162,523

LIABILITIES AND EQUITY
Short-term debt and current maturities of capital lease obligations	$42,853	$34,211
Accounts payable	300,292	258,129
Accrued liabilities	117,305	114,079
Liabilities held for sale	16,814	53,310
Total current liabilities	477,264	459,729

Long-term debt, net of current maturities	361,734	351,232
Obligations under capital leases, net of current maturities	-	4,863
Deferred tax liability	5,533	5,594
Pension liability	51,723	61,627
Other non-current liabilities	97,070	65,539
Total non-current liabilities	516,060	488,855
Total liabilities	993,324	948,584

Stockholders' equity:
Tower International, Inc.'s stockholders' equity
Common stock	$223	$221
Additional paid in capital	343,374	340,623
Treasury stock	(36,408)	(35,645)
Accumulated surplus/ (deficit)	36,044	(14,021)
Accumulated other comprehensive loss	(69,464)	(83,383)
Total Tower International, Inc.'s stockholders' equity	273,769	207,795
Noncontrolling interests in subsidiaries	-	6,144
Total stockholders' equity	273,769	213,939

Total liabilities and stockholders' equity	$1,267,093	$1,162,523

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands - unaudited)

	Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,
	2017	2016	2017	2016

OPERATING ACTIVITIES:
Net income	$14,931	$18,275	$51,602	$21,907
Less: Income / (loss) from discontinued operations, net of tax	704	367	1,565	(19,999)
Income from continuing operations	14,227	17,908	50,037	41,906

Adjustments required to reconcile income from continuing operations to net cash provided by continuing operating activities:
Deferred income tax provision	$5,402	$2,135	$15,367	$10,251
Depreciation and amortization	18,321	17,900	54,853	53,383
Non-cash share-based compensation	559	511	1,657	1,545
Pension income, net of contributions	(5,055)	(3,384)	(9,906)	(7,851)
Change in working capital and other operating items	12,699	(25,107)	(76,095)	(66,876)
Net cash provided by continuing operating activities	$46,153	$9,963	$35,913	$32,358

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant, and equipment, net	$(32,526)	$(12,610)	$(76,687)	$(73,536)
Proceeds from disposition of joint venture, net	-	-	15,944	-
Net cash used in continuing investing activities	$(32,526)	$(12,610)	$(60,743)	$(73,536)

FINANCING ACTIVITIES:
Proceeds from borrowings	$162,073	$162,848	$535,926	$458,752
Repayments of borrowings	(185,997)	(145,227)	(522,029)	(417,664)
Repayments on Term Loan Credit Facility	-	-	-	(50,000)
Original issuance discount	-	-	(1,808)	-
Debt issuance costs	-	-	(4,747)	-
Dividend payment to Tower stockholders	(2,258)	(2,105)	(6,756)	(6,334)
Proceeds from stock options exercised	42	43	1,094	68
Purchase of treasury stock	(1)	(17,912)	(763)	(18,533)
Net cash provided by / (used in) continuing financing activities	$(26,141)	$(2,353)	$917	$(33,711)

Discontinued operations:
Net cash from / (used in) discontinued operating activities	$(396)	$639	$(322)	$3,714
Net cash used in discontinued investing activities	(241)	(203)	(1,251)	(2,110)
Net cash from / (used in) discontinued financing activities	217	(263)	1,137	(2,899)
Net cash from / (used in) discontinued operations	$(420)	$173	$(436)	$(1,295)

Effect of exchange rate changes on continuing cash and cash equivalents	$1,737	$266	$5,158	$1,806

NET CHANGE IN CASH AND CASH EQUIVALENTS	$(11,197)	$(4,561)	$(19,191)	$(74,378)

CASH AND CASH EQUIVALENTS:
Beginning of period	$54,794	$51,777	$62,788	$121,594

End of period	$43,597	$47,216	$43,597	$47,216

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
SEGMENT DATA AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS
(Amounts in thousands - unaudited)

Segment Data	Three Months Ended Sept. 30,
	2017		2016
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
Europe	$146,559	$8,219	$147,964	$12,084
North America	315,813	40,975	309,078	38,039
Consolidated	$462,372	$49,194	$457,042	$50,123

	Nine Months Ended Sept. 30,
	2017		2016
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
Europe	$466,956	$33,019	$484,064	$37,307
North America	982,931	115,623	967,303	108,170
Consolidated	$1,449,887	$148,642	$1,451,367	$145,477

Adjusted EBITDA Reconciliation	Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,
	2017	2016	2017	2016
Net income attributable to Tower International, Inc.	$14,931	$18,157	$51,492	$21,694
Restructuring and asset impairment charges, net	1,131	1,196	8,379	2,782
Depreciation and amortization	18,321	17,900	54,853	53,383
Acquisition costs and other	90	47	273	318
Long-term compensation expense	1,814	3,275	4,619	8,778
Interest expense, net	5,609	5,558	7,736	18,059
Other expense	-	-	575	6,481
Provision for income taxes	8,002	4,239	22,170	13,770
(Income) / loss from discontinued operations, net of tax	(704)	(367)	(1,565)	19,999
Net income attributable to noncontrolling interests	-	118	110	213
Adjusted EBITDA	$49,194	$50,123	$148,642	$145,477

Free Cash Flow Reconciliation	Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,
	2017	2016	2017	2016
Net cash provided by continuing operating activities	$46,153	$9,963	$35,913	$32,358
Cash disbursed for purchases of PP&E	(32,526)	(12,610)	(76,687)	(73,536)
Free cash flow	$13,627	$(2,647)	$(40,774)	$(41,178)

Net Debt Reconciliation	Sept. 30,	Dec. 31,
	2017	2016
Short-term debt and current maturities of capital lease obligations	$42,853	$34,211
Long-term debt, net of current maturities	370,199	357,298
Debt issue costs	(8,465)	(6,066)
Obligations under capital leases, net of current maturities	-	4,863
Total debt	404,587	390,306
Less: Cash and cash equivalents	(43,597)	(62,788)
Net debt	$360,990	$327,518

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CERTAIN ITEMS INCLUDED IN NET INCOME
(Amounts in thousands, except per share amounts - unaudited)

	After tax		Before tax
	Three Months Ended		Three Months Ended
	Sept. 30,		Sept. 30,
	2017	2016	2017	2016

Income / (expense) items included in net income, net of tax:
Selling, general, and administrative expenses
One-time CEO compensation awards	$-	$(710)	$-	$(1,044)
Restructuring and asset impairment charges, net
One-time restructuring actions	(419)	-	(651)	-
Interest expense
Mark-to-market loss on derivative financial instruments	(614)	(428)	(991)	(629)
Provision for income taxes
Establishment of valuation allowance	(2,448)	-	(2,448)	-
Discontinued operations
Income from discontinued operations	703	367	703	367
Noncontrolling interests
Net income attributable to noncontrolling interests*	-	(118)	-	(118)
Total items included in net income, net of tax	$(2,778)	$(889)

Net income attributable to Tower International, Inc.	$14,931	$18,157

Memo: Average shares outstanding (in thousands)
Basic	20,522	20,830
Diluted	20,787	21,182

Income per common share (GAAP)
Basic	$0.73	$0.87
Diluted	0.72	0.86

Diluted adjusted earnings per share (non-GAAP)	$0.85	$0.90

* Amounts attributable to noncontrolling interests of discontinued operations

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CERTAIN ITEMS INCLUDED IN NET INCOME
(Amounts in thousands, except per share amounts - unaudited)

	After tax		Before tax
	Nine Months Ended		Nine Months Ended
	Sept. 30,		Sept. 30,
	2017	2016	2017	2016

Income / (expense) items included in net income, net of tax:
Selling, general, and administrative expenses
One-time CEO compensation awards	$-	$(1,154)	$-	$(1,697)
Restructuring and asset impairment charges, net
One-time restructuring actions	(4,580)	-	(7,284)	-
Interest expense
Mark-to-market loss on derivative financial instruments	3,672	(2,320)	5,921	(3,412)
Acceleration of the amortization of debt issue costs and OID	-	(503)	-	(740)
Other expense
European divestiture expenses	-	(4,544)	-	(6,481)
Debt refinancing costs	(357)		(575)	-
Provision for income taxes
Establishment of valuation allowance	(2,448)	-	(2,448)	-
Discontinued operations
Loss on sale of joint venture	(2,596)	-	(2,596)	-
Income / (loss) from discontinued operations	4,161	(19,999)	4,161	(19,999)
Noncontrolling interests
Net income attributable to noncontrolling interests*	(110)	(213)	(110)	(213)
Total items included in net income, net of tax	$(2,258)	$(28,733)

Net income attributable to Tower International, Inc.	$51,492	$21,694

Memo: Average shares outstanding (in thousands)
Basic	20,486	21,039
Diluted	20,804	21,373

Income per common share (GAAP)
Basic	$2.51	$1.03
Diluted	2.48	1.02

Diluted adjusted earnings per share (non-GAAP)	$2.58	$2.36

* Amounts attributable to noncontrolling interests of discontinued operations